EXHIBIT 10.5

FIRST AMENDMENT
TO
EMPLOYMENT AGREEMENT

This First Amendment to the Employment Agreement by and between Caroline Stockdale (“Employee”) and First Solar, Inc. (“Employer”). The sole purpose of this First Amendment is to accurately reflect Employee’s title. All other provisions of the Employment Agreement dated October 7, 2019 (the “Agreement”) shall remain in full force and effect. Employee has been appointed to the position of and shall have the title of Chief People and Communications Officer. All references to the position of EVP – Human Resources and Communications in the Agreement are hereby changed to Chief People and Communications Officer.

                            EMPLOYEE:

                            /s/ Caroline Stockdale
                            Caroline Stockdale

Date: October 8, 2020

                            EMPLOYER:
                            First Solar, Inc.

                            By: /s/ Mark Widmar

                            Name printed: Mark Widmar

                            Title: CEO

Date: October 9, 2020